UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 3, 2017

Natus Medical Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33001	77-0154833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6701 Koll Center Parkway, Suite 120, Pleasanton, CA 94566
(Address of Principal Executive Offices) (Zip Code)

925-223-6700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 3, 2017, Natus Medical Incorporated (the “Company”) completed the acquisition of the GN Otometrics ("Otometrics") from GN Store Nord A/S ("GN") that was announced on September 26, 2016. Based in Taastrup, Denmark, Otometrics provides hearing screening, hearing diagnostic and balance care tools and software to hospitals and professional worldwide.

On January 3, 2017, the Company issued a press release announcing the completion of the acquisition Otometrics. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 3, 2017 announcing the completion of the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natus Medical Incorporated

Date: January 3, 2017	By:	/s/ Jonathan A. Kennedy
Jonathan A. Kennedy
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 3, 2017 announcing the completion of the acquisition.